                                                                   EXHIBIT 10.39

                               PURCHASE AGREEMENT

     This PURCHASE AGREEMENT (this "Agreement"), dated as of November 19, 1999, is entered into by and among XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), with offices at 12701 Fair Lakes Circle, Fairfax, Virginia 22033, and BALMORE FUNDS, S.A., a corporation organized under the laws of the British Virgin Islands, with offices at c/o Trident Trust Company (BVI) Limited, Trident Chambers, Road Town, Tortola, British Virgin Islands, and AUSTOST ANSTALT SCHAAN, a corporation organized under the laws of the Liechtenstein, with offices at Ladstrasse 163, 9494 Furstentums, Vaduz, Liechtenstein (together, the "Buyers"), for the purchase and sale of shares of the common stock, par value $.01 per share (the "Common Stock"), of the Company by the Buyers, in the manner, and upon the terms, provisions and conditions set forth in this Agreement.

     Therefore, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and the Buyers hereby agree as follows:

     1.   AGREEMENT TO SUBSCRIBE; PRICING.

          (a) The Buyers hereby subscribe for a total of 1,000,000 shares of the Company's Common Stock (the "Shares") at a price of $3.00 per share for an aggregate purchase price of $3,000,000 (the "Purchase Price").

          (b) The Buyers shall pay the Purchase Price by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Escrow Agreement attached hereto as
Exhibit 1(b) (the "Escrow Agreement").

          (c) The closing under this Agreement shall take place at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036 at 1:00 p.m. E.S.T. upon the satisfaction of each of the conditions set forth in Section 2 hereof (the Closing Date").

     2.   CONDITIONS PRECEDENT.

          (a) The parties shall have executed and delivered this Agreement and the Escrow Agreement.

          (b) The Company shall have delivered certificates evidencing the Shares to the Escrow Agent.

          (c) The Buyers shall have delivered to the Escrow Agent the funds as payment in full of the Purchase Price for the Shares in accordance with Section 1(b) hereof and the Escrow Agreement.

     3. REGISTRATION STATEMENT. On or before November 30, 1999 (the "Filing Date") the Company shall cause to be filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or any other comparable form) to register for resale the Shares purchased by the Buyers pursuant to this Agreement. Notwithstanding the foregoing, if 500,000 freely tradable shares of Common Stock have been delivered to the Buyers prior to the filing of a Registration Statement, the Filing Date shall be within 10 days after the 1999 Annual Meeting of Stockholders of the Company. The Company shall use its best efforts to take all steps necessary to cause the Registration Statement to be declared effective by December 15, 1999, but in no event later than 90 days after the Filing Date.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYERS. Each of the Buyers represents and warrants to the Company, and covenants for the benefit of the Company, as follows:

          (a) This Agreement has been duly authorized, validly executed and delivered by the Buyers and constitutes a valid and binding agreement and obligation of the Buyers enforceable against the Buyers in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally;

          (b) The Buyers have received and carefully reviewed copies of the Public Documents (as hereinafter defined). No representations or warranties have been made to the Buyers by the Company, the officers or directors of the Company, or any agent, employee or affiliate of any of them, except as specifically set forth herein or as set forth in the other documents expressly referred to herein. Each of the Buyers understands that no Federal, state, local or foreign governmental body or regulatory authority has made any finding or determination relating to the fairness of an investment in the Shares and that no Federal, state, local or foreign governmental body or regulatory authority has recommended or endorsed, or will recommend or endorse, any investment in the Shares. Each of the Buyers, in making the decision to purchase the Shares, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties;

          (c) Each of the Buyers understands that the Shares are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each of the Buyers set forth herein for purposes of qualifying for exemptions from registration under the Securities Act, and applicable state securities laws;

          (d) Each of the Buyers is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act;

          (e) Each of the Buyers (i) is and will be acquiring the Shares for such Buyer's own account, and not with a view to any resale or distribution of the Shares, in whole or in part, in violation of the Securities Act or any applicable securities laws and (ii) has not offered or sold any of the Shares and has no present intention or agreement to divide the Shares with others for purposes of selling, offering, distributing or otherwise disposing of any of the Shares;

          (f) The offer and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and Regulation D promulgated under the Securities Act. Each of the Buyers understands that the shares of Common Stock purchased hereunder have not been, and may never be, registered under the Securities Act; that the Shares cannot be sold, transferred, assigned, pledged or subjected to any lien or security interest unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or in the opinion of counsel for the Company an exemption from registration under the Shares Act is available (and then the Shares may be sold, transferred, assigned, pledged or subjected to a lien or security interest only in compliance with such exemption and all applicable state and other securities laws); and that the following legends will be placed upon the certificate for the Shares:

          "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered for sale, sold or otherwise transferred, pledged or subjected to any lien or security interest, in the absence of an effective registration statement under the Securities Act or a written opinion of counsel for the Company that the Shares may be offered for sale, sold, transferred, pledged or subjected to a lien or security interest pursuant to an exemption under the Securities Act and such state and other securities laws as may be applicable."

          (g) Each of the Buyers (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company; and (ii) recognizes that such Buyer's investment in the Company involves a high degree of risk; and

          (h) Each of the Buyers is capable of evaluating the risks and merits of an investment in the Shares by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and such Buyer is capable of bearing the entire loss of its investment in the Shares.

          (i) None of the Buyers is a registered broker-dealer or an affiliate of a registered broker-dealer.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to the Buyers, and covenants for the benefit of the Buyers, as follows:

          (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify is not reasonably anticipated to have a material adverse effect on the business or financial condition of the Company ("Material Adverse Effect");

          (b) The Company has furnished the Buyers with copies of the Company's most recent Annual Report on Form 10-KSB (the "Form 10-KSB") filed with the Commission, its Form 10- QSB for the quarterly period ended September 30, 1999 (the "Form 10-QSB";

collectively with the Form 10-KSB, the "Public Documents"). The Public Documents at the time of their filing did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

          (c) The Shares, when paid for by the Buyers, shall be duly authorized and validly issued and when issued and delivered, will be fully paid and nonassessable;

          (d) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder;

          (e) The execution and delivery of this Agreement, the issuance of the Shares and the consummation of the transactions contemplated by this Agreement by the Company, will not conflict with or result in a breach of or a default under any of the terms or provisions of, the Company's certificate of incorporation or by-laws, or of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject;

          (f) Except as disclosed herein, and based upon the representations and warranties of the Buyers set forth herein, no authorization, approval, filing with or consent of any governmental body is required for the issuance and sale of the Shares to the Buyers pursuant to this Agreement;

          (g) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending against or affecting the Company, or any of its properties, which would reasonably be anticipated to result in a Material Adverse Effect, except as disclosed to the Buyers or set forth in the Public Documents;

          (h) Subsequent to the dates as of which information is given in the Public Documents, except as contemplated herein, the Company has not incurred any material liabilities or material obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and there has not been any change in its capitalization or any Material Adverse Effect; and

          (i) The Company has sufficient title and ownership of all trademarks, service marks, trade names, copyrights, patents, trade secrets and other proprietary rights necessary for its business as now conducted and as proposed to be conducted as described in the Public Documents without any conflict with or infringement of the rights of others. Except as set forth in the Public Documents, there are no material outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or party to any material options, licenses or agreements of any kind with respect to the trademarks, service marks, trade names, copyrights, patents, trade secrets, licenses and other proprietary rights of any other person or entity.

     6.   INDEMNIFICATION.

          (a) The Company hereby agrees to indemnify and hold harmless the Buyers and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, or under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Company, (ii) any omission or alleged omission of a material fact with respect to the Company, or (iii) any breach of any representation, warranty or agreement made by the Company in this Agreement.

          (b) The Buyers hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, or under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Buyers, (ii) any omission or alleged omission of a material fact with respect to the Buyers or (iii) any breach of any representation, warranty or agreement made by the Buyers in this Agreement.

     7. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein or its agent. Each of the Buyers appoints the Escrow Agent as such Buyer's agent for service of process in any such proceeding. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

     8. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopier, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

          (a)   if to the Company:

                Xybernaut Corporation
                12701 Fair Lakes Circle
                Fairfax, Virginia 22033
                Attn: Dr. Steven A. Newman
                Vice Chairman
                Telephone:  (703) 631-6925
                Telecopier: (703) 631-6734

                with a copy to:

                Parker Chapin Flattau & Klimpl, LLP
                1211 Avenue of the Americas
                New York, New York 10036
                Attn:Martin Eric Weisberg, Esq.
                Telephone:  (212) 704-6000
                Telecopier: (212) 704-6288

          (b)   if to the Buyers:

                Balmore Funds, S.A.
                c/o Trident Trust Company (BVI) Limited
                Trident Chambers
                Road Town
                Tortola, British Virgin Islands
                Attn:  Francois Morax
                Telecopier No.: 011-411-201-4800

                Austost Anstalt Schaan
                Ladstrasse 163
                9494 Furstentums
                Vaduz, Liechtenstein
                Attn:  Thomas Hackl
                Telecopier No.: 011-431-534-532895

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; when receipt is acknowledged, if telecopied.

     9. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

     10. COUNTERPARTS. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                  [end of page]

     IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

                                            XYBERNAUT CORPORATION

                                            By:_______________________________
                                               Name:  Steven A. Newman
                                               Title: Vice-Chairman



                                            BALMORE FUNDS, S.A.

                                            By:_______________________________
                                               Name:
                                               Title:



                                            AUSTOST ANSTALT SCHAAN

                                            By:_______________________________
                                               Name:
                                               Title: